UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	0‑18640	95‑4182437
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of Principal Executive Offices) (Zip Code)

(818) 908‑9868

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	CHKE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 10, 2019, we held our 2019 annual meeting of stockholders (the “Annual Meeting”). As of April 11, 2019, the record date for the Annual Meeting, there were 15,945,953 shares of our common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. A total of 13,817,015 shares of our common stock, which constituted a quorum, were present in person or represented by proxy at the Annual Meeting. Set forth below are the final voting results for each of the proposals submitted to our stockholders for approval at the Annual Meeting.

Proposal 1.  Our stockholders elected the following five directors to our Board of Directors, each to serve as such until our annual meeting of stockholders to be held in 2020 and until his or her successor has been duly elected and qualified, or until an earlier resignation or removal. The results of the voting on Proposal 1 were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Evan Hengel	9,298,320	62,581	4,456,114
Dwight B. Mamanteo	9,297,921	62,980	4,456,114
Jess Ravich	9,059,165	301,736	4,456,114
Patti Johnson	9,302,545	58,356	4,456,114
Henry Stupp	9,140,637	220,264	4,456,114

Proposal 2.  Our stockholders approved the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for our fiscal year ending February 1, 2020. The results of the voting on Proposal 2 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,651,006	154,888	11,120	—

Proposal 3.  Our stockholders approved, on a non-binding, advisory basis, our executive compensation, as disclosed in our definitive proxy statement for the Annual Meeting in accordance with the compensation disclosure rules of the SEC. The results of the voting on Proposal 3 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,055,247	301,287	4,367	4,456,114

Proposal 4.  Our stockholders approved an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 to 30,000,000 shares. The results of the voting on Proposal 4 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,275,372	519,039	22,604	—

Proposal 5.  Our stockholders approved an amendment to our Restated Certificate of Incorporation to effect, if and when and at such ratio as may be determined by our Board of Directors, a reverse split of our authorized common stock and issued and outstanding common stock at any time on or before December 31, 2019 at a ratio between one-for-two and one-for-ten. The results of the voting on Proposal 5 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
13,354,997	437,303	24,715	—

Proposal 6.  Our stockholders approved an amendment to and restatement of our Amended and Restated 2013 Stock Incentive Plan to increase the aggregate number of shares available thereunder by 600,000 shares. The results of the voting on Proposal 6 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,194,499	157,796	8,606	4,456,114

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

June 11, 2019	By:	/s/ Steven L. Brink
Steven L. Brink
Chief Financial Officer

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